Share Capital	3 Months Ended
Dec. 31, 2019
Equity [Abstract]
Share Capital
5.	Share Capital

On September 27, 2019, the Company is authorized to issue 500,000,000 ordinary shares with a par value of $0.0001 per share. Holder of the Company's ordinary shares are entitled to one vote for each share. As of December 31, 2019, the $0.0001 payment due to the Company is recorded as share subscription receivable in the shareholder's deficit.